EXHIBIT 99.1

Synthesis Energy Systems, Inc. Secures 11% Ownership Position in Queensland’s Callide Coal Mine

HOUSTON, Oct. 31, 2016 (GLOBE NEWSWIRE) -- Synthesis Energy Systems, Inc. (SES) (NASDAQ:SYMX), the global leader in low cost, high performance clean energy gasification technology, today announced its approximately 11% ownership position in Batchfire Resources Pty Ltd., a privately owned Australian company, which has completed its acquisition of the Callide thermal coal mine located in Central Queensland, Australia from Anglo American plc (LSE:AAL). The Callide mine is a mature and significantly sized coal producer with substantial recoverable thermal coal reserves, according to Batchfire, and is supported by an experienced local workforce, first-class logistics, and export infrastructure.

Callide has been a major economic and employment driver for the town of Biloela and central Queensland for more than 70 years, supplemented by the commissioning of the nearby Callide Power Station in 1965. The Callide B and C power stations will be leading customers for the mine’s output under long-term supply contracts, essential for major power generation facilities with a combined capacity of 1,510 megawatts. Batchfire’s management and board have deep experience in coal mine operations in Australia, and the Callide Mine continues its operations uninterrupted on a “walk-out, walk-in” basis.

“SES has taken a prime strategic position in partnering with Batchfire Resources and its associated company, Australian Future Energy, of which SES owns approximately 37 percent,” said Robert W. Rigdon, SES Vice Chairman. “Over two years ago we partnered with this deeply experienced group of Australian coal and financing industry executives to form AFE as a vehicle for SES technology’s proven capability for cleanly and responsibly transforming low-quality waste coals into an array of clean energy and chemical products including diesel fuels, electric power, methane and fertilizers. Batchfire Resources is a product of our AFE partnership and we believe our ownership position has the potential to increase in value over time. Now that this major accomplishment by the Batchfire team is completed, our AFE partnership will be working with Batchfire to advance project opportunities which can benefit AFE and the Callide coal mine by utilizing currently unmarketable coal from Callide along with local biomass materials to manufacture multiple energy and chemical products.”

“This a red-letter day for Batchfire, Queensland, and especially the people of the Banana Shire in central Queensland. With significant remaining recoverable thermal coal reserves, Callide Mine has a bright long-term future as a low-cost domestic and export producer. We appreciate the support we have received from CS Energy, which owns Callide B power station and 50 percent of Callide C in a joint venture, and are committed to fostering the constructive, working relationship established with CS Energy during the sale process,” said Peter Westerhuis, Batchfire CEO.

“I look forward to sharing more news as both AFE and Batchfire advance their business objectives. Australia has significant low-cost coal resources and a strategic need to monetize these resources in a responsible manner to produce clean, economical energy and chemicals for their citizens and for export throughout Asia. We are pleased with this exciting development for SES Down Under, which we believe will bring long-term access to vast resources of low quality coals for use in our advanced clean energy gasification technology in the future,” said DeLome Fair, SES President and CEO.

About Synthesis Energy Systems, Inc.

Synthesis Energy Systems (SES) is a Houston-based technology company focused on bringing clean high-value energy to developing countries from low-cost and low-grade coal, biomass and municipal solid waste through its proprietary gasification technology based upon U-Gas®, licensed from the Gas Technology Institute. The SES Gasification Technology (SGT) can produce clean, low-cost syngas for power generation, industrial fuels, chemicals, fertilizers, and transportation fuels, replacing expensive natural gas based energy. SGT can also produce high-purity hydrogen for cleaner transportation fuels. SGT enables Growth With Blue Skies, and greater fuel flexibility for both large-scale and efficient small- to medium-scale operations close to fuel sources. Fuel sources include low-rank, low-cost high ash, high moisture coals, which are significantly cheaper than higher grade coals, many coal waste products, biomass, and municipal solid waste feedstocks. For more information, please visit: www.synthesisenergy.com.

About Batchfire Resources Pty Ltd.

Batchfire Resources is a privately owned Australian company, based in Brisbane, Queensland. For the Callide Mine acquisition, investment support was received from Lindenfels Pty Ltd, a 100%-owned subsidiary of Singapore-based Avra Commodities Pte Ltd.

About Australian Future Energy PTY Ltd.

Australian Future Energy (AFE) is a privately owned Australian company, with primary shareholders Ambre Investments PTY Ltd and Synthesis Energy Systems, Inc. AFE develops business and project opportunities in Australia that would utilize the SES Gasification Technology (SGT) for the purpose of manufacturing a wide array of clean energy and chemical products from unmarketable and waste coals generated in the coal mining process. Such utilization of unmarketable coals can be a benefit to coal mine operators through improving coal mine environmental performance and economics, and these unmarketable coals provide a reliable and low cost source of feedstocks for future AFE projects using the SES Gasification Technology.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the ability of our project with Yima to produce earnings and pay dividends; our ability to develop and expand business of the TSEC joint venture in the joint venture territory; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop the SES licensing business; the ability of the ZZ Joint Venture to complete its planned restructuring, retire existing facilities and equipment and build another SGT facility; the ability of Batchfire management to successfully grow and develop Callide operations; the economic conditions of countries where we are operating; events or circumstances which result in an impairment of our assets; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our ability to successfully commercialize our technology at a larger scale and higher pressures; commodity prices, including in particular natural gas, crude oil, methanol and power, the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects, our ability to raise additional capital, if any, our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although SES believes that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Contact:

MDC Group
Investor Relations:
David Castaneda
Arsen Mugurdumov
414.351.9758
IR@synthesisenergy.com

Media Relations:
Susan Roush
805.624.7624
PR@synthesisenergy.com